Exhibit 10.1

SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of _______ __, 201_, is entered into by and between IHO-Agro International Inc., a Nevada corporation (the “Company”), and the subscribers identified on the signature pages hereto (each a “Subscriber” and collectively, the “Subscribers”).

RECITALS:

WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Regulation S (“Regulation S”) and Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the Company desires to offer and sell in a private offering up to 200 units, with each unit consisting of: (A) 10,000 shares of the Company’s common stock, at a par value of $0.0001 per share (the “Common Stock”); and (B) a warrant to purchase 5,000 shares of the Common Stock with the warrant having an exercise price of $0.60 per share and the warrant terminating on the 1 year anniversary of the first day that the Common Stock is traded on the OTCQB marketplace (each, a “Unit,” and collectively, the “Units”) at a price of $3,000 per Unit (the “Purchase Price”) for aggregate gross proceeds of up to $600,000 (the “Offering”), which Offering is being made on a “best efforts” basis. The Units and the shares of Common Stock underlying the Units sold in this Offering will not be registered under the 1933 Act, in reliance upon an exemption from securities registration afforded by the provisions of Regulation S and Regulation D as promulgated by the Commission under the 1933 Act. There is a minimum investment of $3,000 per Subscriber; and

WHEREAS, the Company desires to enter into this Agreement to issue and sell the Units and the Subscriber desires to purchase that number of Units set forth on the signature page hereto on the terms and conditions set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscriber hereby agree as follows:

1.	Purchase and Sale of the Units.

(a)          Subject to the terms set forth herein, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company that number of Units as set forth on the signature page hereto at the Purchase Price. The aggregate Purchase Price is payable by check or wire transfer of immediately available funds to the Company as described in Section 1(b).

(b)          The Company reserves the right to reject any subscription made hereby, in whole or in part, in its sole discretion. The Company’s agreement with each Subscriber is a separate agreement and the sale of the Units to each Subscriber is a separate sale. Subscriber has hereby delivered and paid concurrently herewith the aggregate Purchase Price for the number of Units set forth on the signature page hereof in an amount required to purchase and pay for such Units, which amount has been paid in U.S. Dollars by wire transfer or check, subject to collection, to the order of “IHO-Agro International Inc.” pending the sale of the Units, all funds paid hereunder shall be deposited according to the wire instruction as follows:

[INSERT WIRE INSTRUCTIONS]

2.          Closing Date. The issuance and sale of the Units shall occur on the closing date (the “Closing Date”) which shall be: (A) the date that the Subscriber’s funds representing the amount due to the Company from the Purchase Price of the Offering is transmitted by wire transfer or otherwise to or for the benefit of the Company, provided, that all of the conditions set forth in Section 6 hereof shall have been fulfilled or waived in accordance herewith; or (B) on such later date as the Company determines in its sole discretion. The Offering period shall expire on the earlier of (A) the date upon which subscriptions for all of the Units offered hereby have been accepted; (B) November 30, 2016; or (C) the date upon which the Company elects to terminate the Offering. The Company reserves the right to extend the expiration deadline of the Offering. The Subscriber acknowledges and understands that this subscription is being made on a “best efforts” basis. The Subscriber hereby authorizes and directs the Company to return any funds for unaccepted subscriptions to the same account from which the funds were drawn, without interest.

The consummation of the transactions contemplated herein shall take place on the Closing Date at such time as the Subscribers and the Company may agree upon and such consummation shall take place: (A) via audio conference call and/or email; or (B) if the Subscribers and the Company agree to instead meet in person, at the offices of Szaferman Lakind Blumstein and Blader, 101 Grovers Mill Road, Suite 200, Lawrenceville, NJ 08648. The Subscriber and the Company acknowledge and agree that the Company may consummate the sale of additional Units to the Subscriber, on the terms set forth in this Agreement on more than one Closing Date.

3.          Subscriber Representations, Warranties and Covenants. Each Subscriber agrees, represents and warrants to the Company, severally and solely with respect to itself and its purchase hereunder and not with respect to any of the other Subscribers, that:

(a)          Organization and Standing of the Subscriber. If such Subscriber is an entity, such Subscriber is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.

(b)          Authorization and Power. Such Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Units being sold to it hereunder. The execution, delivery and performance of this Agreement by such Subscriber and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Subscriber or its board of directors, stockholders, partners, members, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Subscriber enforceable against such Subscriber in accordance with the terms thereof.

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(c)          No Conflicts. The execution, delivery and performance of this Agreement and the consummation by such Subscriber of the transactions contemplated hereby or relating hereto do not and will not: (A) contravene, conflict with, or result in a violation of any provision of the organizational documents of the Subscriber (if the Subscriber is not a natural person); (B) contravene, conflict with, constitute a default (or an event or condition which, with notice or lapse of time or both, would constitute a default) under, or result in the termination or acceleration of, any agreement or instrument to which the undersigned is a party or by which the properties or assets of the undersigned are bound; or (C) contravene, conflict with, result in any breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, impair the rights of the undersigned under, or alter the obligations of any person under, or create in any person the right to terminate, amend, accelerate or cancel, or require any notice, report or other filing (whether with a governmental authority or any other person) pursuant to, or result in the creation of a lien on any of the assets or properties of the Subscriber under, any note, bond, mortgage, indenture, contract, lease, license, permit, franchise or other instrument or obligation to which the Subscriber is a party or any of the Subscriber’s assets and properties are bound or affected.

(d)          Residency. The Subscriber is a resident of or a corporation or other entity with its principal business address of the place set forth on the signature page hereto and is not acquiring the Units as a nominee or agent or otherwise for any other person.

(e)          Laws and Regulations. The Subscriber will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells Units and obtain any consent, approval or permission required for such purchases or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases or sales, and the Company shall have no responsibility therefore.

(f)          No Action Pending. There is no action pending against, or to the knowledge of the Subscriber, threatened against or affecting, the Subscriber by any governmental authority or other person with respect to the Subscriber that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the transactions contemplated by this Agreement.

(g)          Acquisition for Investment. The Subscriber is acquiring the Units solely for its own account for the purpose of investment and not with a view to or for resale in connection with a distribution. The Subscriber does not have a present intention to sell the Units, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Units to or through any person or entity; provided, however, that by making the representations herein and subject to Section 3(l) below, the Subscriber does not agree to hold the Units for any minimum or other specific term and reserves the right to dispose of the Units at any time in accordance with federal and state securities laws applicable to such disposition. The Subscriber acknowledges that it is able to bear the financial risks associated with an investment in the Units and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company. The Subscriber further acknowledges that the Subscriber understands that the purchase of the Units involves substantial risks.

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(h)          Information on Company. The Subscriber agrees, acknowledges and understands that the Subscriber and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company, and materials relating to the offer and sale of the Units that have been requested by the Subscriber or its advisors. The Subscriber represents and warrants that the Subscriber and its advisors, if any, have been afforded the opportunity to ask questions of the Company. The Subscriber agrees, acknowledges and understands that neither such inquiries nor any other due diligence investigation conducted by the Subscriber or any of its advisors or representatives modify, amend or affect the Subscriber’s right to rely on the Company’s representations and warranties contained herein.

Such Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as such Subscriber has requested in writing (the “Disclosure Materials”), and considered all factors such Subscriber deems material in deciding on the advisability of investing in the Units. Such Subscriber has relied on the Disclosure Materials in making its investment decision.

(i)          Opportunities for Additional Information. The Subscriber acknowledges that the Subscriber has had the opportunity to ask questions of and receive answers from, or obtain additional information from, the executive officers of the Company concerning the financial and other affairs of the Company.

(j)          Information on Subscribers that are U.S. Persons.

(i)          The Subscriber understands that the investment offered hereunder has not been registered under the 1933 Act. The Subscriber is acquiring the Units for the Subscriber’s own account, for investment purposes only, and not with a view towards resale or distribution.

(ii)          At the time the Subscriber was offered the Units, it was, and at the date hereof, such Subscriber is a “U.S. Person” which is defined as:

(A)	Any natural person resident in the United States;

(B)	Any partnership or corporation organized or incorporated under the laws of the United States;

(C)	Any estate of which any executor or administrator is a U.S. person;

(D)	Any trust of which any trustee is a U.S. person;

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(E)	Any agency or branch of a foreign entity located in the United States;

(F)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G)	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident of the United States; and

(H)	Any partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction and (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act) who are not natural persons, estates or trusts.

“United States” or “U.S.” means the United States of America, its territories and possessions, any State of the United States, and the District of Columbia.

(iii)          By its execution of this Agreement, the Subscriber, if it is a “U.S. Person”, represents and warrants to the Company as indicated on its signature page to this Agreement, that the Subscriber either: (A) is, and will be on the Closing Date, an Accredited Investor as defined under Rule 501 of the 1933 Act; or (B) has such knowledge and experience in financial and business matters that the Subscriber is capable of evaluating the merits and risks of the prospective investment. The Subscriber understands that the Units are being offered and sold to the undersigned in reliance upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the undersigned set forth in this Agreement, in order that the Company may determine the applicability and availability of the exemptions from registration of the Units on which the Company is relying.

(k)          Information on Subscribers that are Not U.S. Persons.

(i)          The Subscriber understands that the investment offered hereunder has not been registered under the 1933 Act. The Subscriber is acquiring the Units for the Subscriber’s own account, for investment purposes only, and not with a view towards resale or distribution.

(ii)          At the time the Subscriber was offered the Units, it was not, and at the date hereof, such Subscriber is not a “U.S. Person” as defined in Section 3(j)(ii).

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(iii)        The Subscriber understands that no action has been or will be taken in any jurisdiction by the Company that would permit a public offering of the Units in any country or jurisdiction where action for that purpose is required.

(iv)          The Subscriber, if it is not a “U.S. Person” (i) as of the execution date of this Agreement is not located within the United States, and (ii) is not purchasing the Units for the account or benefit of any U.S. person except in accordance with one or more available exemptions from the registration requirements of the 1933 Act or in a transaction not subject thereto.

(v)          The Subscriber, if it is not a “U.S. Person”, will not resell the Units except in accordance with the provisions of Regulation S (Rules 901 through 905 and Preliminary Notes thereto), pursuant to a registration under the 1933 Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to such securities unless in compliance with the 1933 Act.

(vi)          The Subscriber, if it is not a “U.S. Person”, will not engage in hedging transactions with regard to shares of the Company prior to the expiration of the distribution compliance period specified in Category 2 or 3 (paragraph (b)(2) or (b)(3)) in Rule 903 of Regulation S, as applicable, unless in compliance with the 1933 Act; and as applicable, shall include statements to the effect that the securities have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the 1933 Act, or an exemption from the registration requirements of the 1933 Act is available.

(vi)          The Subscriber, if it is not a “U.S. Person”, acknowledges that the Company makes no representation or warranty that any Units issued outside of the U.S. have been offered or sold in compliance with the laws of the jurisdiction into which such Units were issued. The undersigned warrants to the Company that no filing is required by the Company with any governmental authority in the undersigned’s jurisdiction in connection with the transactions contemplated hereby. The undersigned has satisfied itself as to the full observance of the laws of its jurisdiction in connection with the acquisition of the Units or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Units, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Units. The undersigned’s acquisition of and payment for, and its continued ownership of the Units, will not violate any applicable securities or other laws of his, her or its jurisdiction.

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(l)          Compliance with 1933 Act. Such Subscriber understands and agrees that the Units and the shares of Common Stock underlying the Units sold in this Offering have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Subscriber contained herein), and that such Units must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. The Subscriber acknowledges that the Subscriber is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the 1933 Act (“Rule 144”), and that such person has been advised that Rule 144 permits resales only under certain circumstances. The Subscriber understands that to the extent that Rule 144 is not available, the Subscriber will be unable to sell any Units without either registration under the 1933 Act or the existence of another exemption from such registration requirement. In any event, and subject to compliance with applicable securities laws, the Subscriber may enter into lawful hedging transactions in the course of hedging the position they assume and the Subscriber may also enter into lawful short positions or other derivative transactions relating to the Units, and deliver the Units, to close out their short or other positions or otherwise settle other transactions, or loan or pledge the Units, to third parties who in turn may dispose of these Units.

(m)          Purchased Units Legend. The Units shall bear the following or similar legend:

“[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES; PROVIDED THAT IN CONNECTION WITH ANY FORECLOSURE OR TRANSFER OF THE SECURITIES, THE TRANSFEROR SHALL COMPLY WITH THE PROVISIONS HEREIN, IN THE SUBSCRIPTION AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT, AND UPON FORECLOSURE OR TRANSFER OF THE SECURITIES, SUCH FORECLOSING PERSON OR TRANSFEREE SHALL COMPLY WITH ALL PROVISIONS CONTAINED HEREIN, IN THE SUBSCRIPTION AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT.]”

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(n)          Communication of Offer. The offer to sell the Units was directly communicated to such Subscriber by the Company. At no time was such Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer. No form of “directed selling efforts” (as defined in Rule 902 of Regulation S under the 1933 Act), general solicitation or general advertising in violation of the 1933 Act has been or will be used nor will any offers by means of any directed selling efforts in the United States be made by the Subscriber or any of their representatives in connection with the offer and sale of the Shares.

(o)          No Governmental Review. Such Subscriber understands that no United States federal or state agency or any other governmental agency has passed on or made recommendations or endorsement of the Units or the suitability of the investment in the Units nor have such authorities passed upon or endorsed the merits of the offering of the Units., nor have foregoing authorities confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such Subscriber and that any representation to the contrary is a criminal offense.

(p)          Correctness of Representations. Such Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless such Subscriber otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date. The Subscriber understands that the Units are being offered and sold in reliance on a transactional exemptions from the registration requirement of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Units.

(q)          Short Sales and Confidentiality. Other than the transaction contemplated hereunder, the Subscriber has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Subscriber, executed any disposition, including short sales (but not including the location and/or reservation of borrowable shares of the Units), in the securities of the Company during the period commencing from the time that the Subscriber first received a term sheet from the Company or any other person setting forth the material terms of the transactions contemplated hereunder. The Subscriber covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 5(c), the Subscriber will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). The Subscriber shall maintain in confidence, and will cause their respective directors, officers, employees, agents, and advisors to maintain in confidence, any written, oral, or other, non-public material information obtained from the Company in connection with the Company, the Units, this Agreement or the transactions contemplated by this Agreement, unless (A) such information becomes publicly available through no fault of such party, or (B) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings. The Subscriber understands and acknowledges that the Commission currently takes the position that coverage of short sales of shares of the Units “against the box” prior to the effective date of the Registration Statement with the Units is a violation of Section 5 of the 1933 Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Notwithstanding the foregoing, the Subscriber does not make any representation, warranty or covenant hereby that it will not engage in short sales in the securities of the Company after the date that the transactions contemplated by this Agreement are first publicly announced as described in Section 5(c). Notwithstanding the foregoing, in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber's assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber's assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Units covered by this Agreement.

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(r)          Acknowledgement of Risk. The Subscriber agrees, acknowledges and understands that its investment in the Units involves a significant degree of risk, including, without limitation that: (A) the Company is a development stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of the Units; (B) an investment in the Company is highly speculative and only subscribers who can afford the loss of their entire investment should consider investing in the Company and the Units; (C) the Subscriber may not be able to liquidate its investment; (D) transferability of the Units is extremely limited; and (E) in the event of a disposition of the Units, the Subscriber can sustain the loss of its entire investment.

(s)          No Brokers. The Subscriber has not engaged, consented to or authorized any broker, finder or intermediary to act on its behalf, directly or indirectly, as a broker, finder or intermediary in connection with the transactions contemplated by this Agreement. The Subscriber hereby agrees to indemnify and hold harmless the Company from and against all fees, commissions or other payments owing to any such person or firm acting on behalf of the Subscriber hereunder.

(t)          Reliance on Representations. The Subscriber agrees, acknowledges and understands that the Company and its counsel are entitled to rely on the representations, warranties and covenants made by the Subscriber herein. Subscriber further represents and warrants that this Agreement does not contain any untrue statement or a material fact or omit any material fact concerning Subscriber.

(u)          Additional Representations and Warranties. The Subscriber, severally and not jointly, further represents and warrants to the Company as follows: (i) such person has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Units and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Units; (ii) such person understands and acknowledges that the Company is under no obligation to register the Units for sale under the 1933 Act; (iii) such person will not transfer any or all of its Units pursuant to Regulation D or absent an effective registration statement under the 1933 Act and applicable state securities law covering the disposition of the undersigned’s Units, without first providing the Company with an opinion of counsel (which counsel and opinion are reasonably satisfactory to the Company) to the effect that such transfer will be made in compliance with Regulation S or will be exempt from the registration and the prospectus delivery requirements of the 1933 Act and the registration or qualification requirements of any applicable U.S. state securities laws.

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(v)         Survival. The foregoing representations and warranties shall survive for a period of one year after the Closing Date.

4.          Company Representations and Warranties. The Company represents and warrants to and agrees with each Subscriber that:

(a)          Due Incorporation. The Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of Nevada and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect. For purposes of this Agreement, a “Material Adverse Effect” means any material adverse effect on the business, operations, properties, or financial condition of the Company and its Subsidiaries individually, or in the aggregate and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its obligations under this Agreement in any material respect. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which more than 30% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity.

(b)          Outstanding Stock. All issued and outstanding shares of capital stock and equity interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c)          Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations hereunder.

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(d)          Capitalization and Additional Issuances. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock. The Company, as of August 18, 2015, currently has 33,724,802 shares of common stock issued and outstanding. The Company also has warrants outstanding that, if fully exercised, would result in the issuance of 547,525 shares of the Company’s common stock. Other than the warrants, there no options or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries. There are no outstanding agreements or preemptive or similar rights affecting the Company’s common stock.

(e)          Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates, or the Company’s shareholders is required for the execution by the Company of this Agreement and compliance and performance by the Company of its obligations under this Agreement, including, without limitation, the issuance and sale of the Units. This Agreement and the Company’s performance of its obligations hereunder have been unanimously approved by the Company’s board of directors. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority in the world, including without limitation, the United States, or elsewhere is required by the Company or any affiliate of the Company in connection with the consummation of the transactions contemplated by this Agreement, except as would not otherwise have a Material Adverse Effect. Any such qualifications and filings will, in the case of qualifications, be effective on the Closing Date and will, in the case of filings, be made within the time prescribed by law.

(f)          No Violation or Conflict. Assuming the representations and warranties of the Subscriber in Section 3 are true and correct, neither the issuance nor sale of the Units nor the performance of the Company’s obligations under this Agreement will violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company or any of its affiliates is a party, by which the Company or any of its affiliates is bound, or to which any of the properties of the Company or any of its affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect;

(g)          The Purchased Units. The purchased Units upon issuance:

(i)          are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii)         have been, or will be, duly and validly authorized and on the date of issuance of the Units, the Units will be duly and validly issued, fully paid and nonassessable or if resold in a transaction registered pursuant to the 1933 Act and pursuant to an effective registration statement or exempt from registration will be free trading, unrestricted and unlegended;

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(iii)        will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities of the Company; and

(iv)        will not subject the holders thereof to personal liability by reason of being such holders.

(h)          Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under this Agreement. There is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i)          Information Concerning Company. Since inception and except as modified in the Disclosure Materials, there has been no Material Adverse Effect relating to the Company’s business, financial condition or affairs.

(j)          Defaults. The Company is not in violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters which default would have a Material Adverse Effect, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(k)          No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Units pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions. No prior offering will impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. Neither the Company nor any of its affiliates will take any action or steps that would cause the offer or issuance of the Units to be integrated with other offerings which would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. The Company will not conduct any offering other than the transactions contemplated hereby that may be integrated with the offer or issuance of the Units that would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

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(l)          No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D/Regulation S under the 1933 Act) in connection with the offer or sale of the Units.

(m)          No Brokers. Neither the Company nor any Subsidiary has taken any action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(n)          Dilution. The Company’s executive officers and directors understand the nature of the Units being sold hereby and recognize that the issuance of the Units will have a dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The board of directors of the Company has concluded, in its good faith business judgment that the issuance of the Units is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Units is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

(o)          Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(p)          Money Laundering Laws. The operations of each of the Company and its Subsidiaries are and have been conducted at all times in compliance with the money laundering requirements of all applicable governmental authorities and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental authority or any arbitrator involving any of the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(q)          Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Subscribers prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date; provided, that, if such representation or warranty is made as of a different date, in which case such representation or warranty shall be true as of such date.

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(r)          Survival. The foregoing representations and warranties shall survive for a period of one year after the Closing Date.

5.          Covenants of the Company. The Company covenants and agrees with the Subscribers as follows:

(a)          Use of Proceeds. The proceeds of the Offering will be employed by the Company, at its sole discretion, for expenses of the Offering and general working capital.

(b)          Governmental Authorities. The Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

(c)          Confidentiality/Public Announcement. The Company agrees that except in connection with a registration statement or statements regarding the Subscriber’s Units or in correspondence with the Commission regarding same, it will not disclose publicly or privately the identity of the Subscriber unless expressly agreed to in writing by a Subscriber or only to the extent required by law and then only upon not less than three days prior notice to Subscriber.

(d)          Non-Public Information. The Company covenants and agrees that except for the Disclosure Materials, neither it nor any other person acting on its behalf will at any time provide any Subscriber or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Subscriber shall have agreed in writing to accept such information. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

6.          Closing Date Conditions.

(a)          Conditions to Obligation of the Subscriber. The obligations of the Subscriber to enter into and perform their respective obligations under this Agreement are subject, at the option of the Subscriber, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Subscriber in writing:

(i)          The representations and warranties of the Company set forth in this Agreement shall be true and correct in all material respects as of the Closing Date (except to the extent such representations and warranties are specifically made as of a particular date, in which case such representations and warranties shall be true and correct as of such date);

(ii)         No event, change or development shall exist or shall have occurred since the date of this Agreement that has had or is reasonably likely to have a Material Adverse Effect on the Company; and

(iii)        The Company shall have duly executed this Agreement.

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(b)          Conditions to Obligation of the Company. The obligations of the Company to enter into and perform its obligations under this Agreement are subject, at the option of the Company, to the fulfillment on or prior to the Closing Date of the following conditions, any one or more of which may be waived by the Company:

(i)          The representations and warranties of the Subscriber in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date;

(ii)         The Purchase Price for the Units shall have been delivered to the bank account maintained by the Company; and

(iii)        The Subscriber shall have duly executed this Agreement and shall have completed and duly executed the investor questionnaire substantially in the form attached hereto as Exhibit A and shall have delivered the executed Agreement and the completed and executed investor questionnaire to the Company.

7.          Miscellaneous.

(a)          Notices.   All notices (including change of addresses) and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company, to:

[INSERT CONTACT INFORMATION INCLUDING PHONE NUMBER]

With a copy to (which copy shall not constitute notice):

Szaferman Lakind Blumstein & Blader, PC

101 Grovers Mill Road, Suite 200

Lawrenceville, NJ 08648

Attn: Gregg E. Jaclin, Esq.

(609) 275-0400

If to the Subscribers:

To each of the addresses and phone numbers listed on the signature pages of this Agreement.

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(b)          Entire Agreement; Amendment. This Agreement contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein, neither the Company nor any of the Subscribers makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement may be waived or amended other than by a written instrument signed by the Company and the holders of at least fifty percent (50%) of the Units purchased in the Offering and then outstanding, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Units then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration is also offered to all of the holders of the Units then outstanding.

(c)          Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d)          Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Nevada or in the federal courts located in the state of Nevada. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

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(e)          Specific Enforcement, Consent to Jurisdiction. The Company and Subscribers acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity. Subject to Section 7(d) hereof, the Company and the Subscribers hereby irrevocably waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in Nevada of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f)          Damages. In the event the Subscriber is entitled to receive any liquidated damages pursuant to the Transactions Documents, the Subscriber may elect to receive the greater of actual damages or such liquidated damages.

(g)          Calendar Days. All references to “days” in this Agreement shall mean calendar days unless otherwise stated.

(h)          Captions: Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(i)          Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

[Signature Pages Follow]

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SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

Please acknowledge your acceptance of the foregoing Subscription Agreement with IHO-Agro International Inc. by signing and returning a copy to the Company whereupon it shall become a binding agreement.

NUMBER OF UNITS                               x  $3,000.00  =                              (the “Purchase Price”)

Signature	Signature (if purchasing jointly)

Name Typed or Printed	Name Typed or Printed

Entity Name	Entity Name

Address	Address

City, State and Zip Code	City, State and Zip Code

Telephone - Business	Telephone - Business

Telephone – Residence	Telephone – Residence

Facsimile – Business	Facsimile - Business

Facsimile – Residence	Facsimile – Residence

Tax ID # or Social Security #	Tax ID # or Social Security #

Name in which securities should be issued:

Dated:  ___________, 201_

This Subscription Agreement is agreed to and accepted as of the date first written above.

IHO-AGRO INTERNATIONAL INC.

By:
Name: Ioan Hossu
Title: Chief Executive Officer

EXHIBIT A

INVESTOR QUESTIONNAIRE

See the attached.